UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2011

VIACOM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

                                    The final results of voting on each of the items presented at Viacom Inc.’s (the “Company”) Annual Meeting of Stockholders held on March 16, 2011, as certified by the Company’s independent inspector of election, are set forth below.  Each of items 1, 2 and 4 received the affirmative vote of the holders of a majority of the aggregate voting power of the Viacom Class A common stock on the Company’s record date, present in person or by proxy at the Annual Meeting, and was therefore approved pursuant to the Company’s Amended and Restated Bylaws.  With respect to item 3 below, the selection “Every 3 Years” received the affirmative vote of the holders of a plurality of the aggregate voting power of the Class A common stock on the Company’s record date, voted at the Annual Meeting, and was therefore approved pursuant to Section 14A of the Securities Exchange Act of 1934.  A total of 50,646,366 shares of Class A common stock, representing approximately 98% of the Class A shares outstanding, were represented at the meeting.

1.	Election of Directors:
		For	Withheld	Broker Non-Votes
	George S. Abrams	48,888,855	54,332	1,703,179
	Philippe P. Dauman	48,873,534	69,653	1,703,179
	Thomas E. Dooley	48,873,509	69,678	1,703,179
	Alan C. Greenberg	47,571,447	1,371,740	1,703,179
	Robert K. Kraft	48,758,748	184,439	1,703,179
	Blythe J. McGarvie	48,704,578	238,609	1,703,179
	Charles E. Phillips, Jr.	48,898,211	44,976	1,703,179
	Shari Redstone	48,873,757	69,430	1,703,179
	Sumner M. Redstone	48,853,298	89,889	1,703,179
	Frederic V. Salerno	47,438,430	1,504,757	1,703,179
	William Schwartz	48,684,393	258,794	1,703,179

2.	Adoption, on an advisory basis, of a resolution approving the compensation of the Company’s named executive officers, as described in the Company’s 2011 Proxy Statement:

	For	Against	Abstentions	Broker Non-Votes
	42,338,300	1,761,467	4,843,420	1,703,179

3.	Selection, on an advisory basis, of the frequency of the stockholder vote on the compensation of the Company’s named executive officers:

	Every 3 Years	Every 2 Years	Every 1 Year	Abstentions	Broker Non-Votes
	42,266,957	24,704	1,817,278	4,834,248	1,703,179

                                    Based on these results, the Company’s Board of Directors has adopted a policy to hold an advisory vote on the compensation of the Company’s named executive officers every three years.

4.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent auditor for fiscal year 2011:

	For	Against	Abstentions
	50,608,052	26,018	12,296

Section 8 – Other Events

Item 8.01	Other Events.

                                    On March 15, 2011, the Company issued a press release announcing the expiration and final results of its cash tender offer (the “Tender Offer”) to purchase $576,488,000 of its outstanding 6.25% Senior Notes due 2016.  The Tender Offer expired at midnight, New York City time, on March 14, 2011.  A copy of the press release is filed herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed as part of this Report on Form 8-K:

	Exhibit No.	Description of Exhibit

	99	Press Release of Viacom Inc. dated March 15, 2011 announcing the expiration of the Tender Offer.

SIGNATURE

                                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date:  March 18, 2011

Exhibit Index

Exhibit No.	Description of Exhibit

99	Press Release of Viacom Inc. dated March 15, 2011 announcing the expiration of the Tender Offer.